Exhibit 99.1

                       WALL STREET STRATEGIES CORPORATION
                                 AND SUBSIDIARY

                            FORM 10-QSB JUNE 30, 2002

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Wall Street Strategies Corporation and Subsidiary (the "Corporation"), on Form10-QSB for the quarterly period ended June 30, 2002, as filed with Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date:  August 15, 2002                          /s/ CHARLES V. PAYNE
                                                -----------------------
                                                Charles V. Payne
                                                Chief Executive Officer

Date:  August 15, 2002                          /s/ DALIAH AMAR
                                                -----------------------
                                                Daliah Amar
                                                Chief Operating Officer
                                                chief financial officer